UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 31, 2006

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-114041	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 PLATTE CLAY WAY KEARNEY, MISSOURI	64060
(Address of principal executive offices)	(Zip Code)

(800) 800-2244
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 6, 2006, Ply Gem Industries, Inc. (“Ply Gem”) filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K with respect to the completion of its acquisition of Alcoa Home Exteriors, Inc. (“AHE”) on October 31, 2006. This amendment to the previously filed Current Report on Form 8-K provides the financial information required under Item 9.01(a) and (b) of this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)
Financial statements of businesses acquired.
The following financial statements of Alcoa Home Exteriors, Inc. are being filed with this report as Exhibits 99.1 and 99.2:
•  Audited financial statements as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003; and
•  Unaudited financial statements as of June 30, 2006 and for the six months ended June 30, 2006 and 2005.

(b)
Pro forma financial information.
The following unaudited Pro Forma financial information is being filed with this report as Exhibit 99.3:
•  Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2005, and for the six months ended July 1, 2006;
•  Unaudited Pro Forma Condensed Combined Balance Sheet as of July 1, 2006;
•  Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits

Exhibit	Description
99.1	Audited Annual Financial Statements
99.2	Unaudited Interim Financial Statements
99.3	Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 16, 2007

PLY GEM HOLDINGS, INC.

By:  /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT LIST

Exhibit	Description
99.1	Audited Annual Financial Statements
99.2	Unaudited Interim Financial Statements
99.3	Unaudited Pro Forma Financial Information